UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 21, 2010
BankAtlantic Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Florida	34-027228	65-0507804

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 West Cypress Creek Road, Ft. Lauderdale, Florida	33309

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 954-940-5000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     BankAtlantic Bancorp, Inc. (the “Company”) is commencing cash offers to purchase, and consent solicitations relating to, the thirteen series of outstanding trust preferred securities (“TruPS”) having an aggregate principal amount of $285,375,000 listed below (the “Offers”):

		Offer to
		Purchase Price		Offer Expiration
	Principal	per $1,000 of		Time (5:00 pm
	Amount	Principal	Aggregate	Eastern Time on
Name of TruPS	Outstanding	Amount	Purchase Price	date shown)
Non-publicly traded series
Capital Securities of BBX Capital Trust 2007 I(A)	$25,000,000	$200	$5,000,000	February 22, 2010
Floating Rate Capital Securities of BBX Capital Trust 2007 II(A)	$5,000,000	$200	$1,000,000	February 22, 2010
Floating Rate Capital Securities of BBC Capital Statutory Trust III	$25,000,000	$200	$5,000,000	February 22, 2010
Floating Rate Capital Securities of BBC Capital Statutory Trust IV	$25,000,000	$200	$5,000,000	February 22, 2010
BBC Capital Trust V Floating Rate Preferred Securities	$10,000,000	$200	$2,000,000	February 22, 2010
BBC Capital Trust VI Floating Rate Preferred Securities	$15,000,000	$200	$3,000,000	February 22, 2010
Floating Rate Capital Securities of BBC Capital Statutory Trust VII	$25,000,000	$200	$5,000,000	February 22, 2010
Floating Rate TP Securities of BBC Capital Trust VIII	$15,000,000	$200	$3,000,000	February 22, 2010
Floating Rate TP Securities of BBC Capital Trust IX	$10,000,000	$200	$2,000,000	February 22, 2010
Fixed/Floating Rate Capital Securities of BBC Capital Statutory Trust X	$50,000,000	$200	$10,000,000	February 22, 2010
Fixed/Floating Rate TRUPS(R) of BBC Capital Trust XI	$10,000,000	$200	$2,000,000	February 22, 2010
TP Securities of BBC Capital Trust XII	$15,000,000	$200	$3,000,000	February 22, 2010

Publicly traded series

Preferred Securities of BBX Capital Trust II (NASDAQ: BBXT)	$55,375,000	$200 (equals $5.00 per share of BBXT)	$11,075,000	February 22, 2010

Total	$285,375,000		$57,075,000

     The terms and conditions of the Offers, each of which will expire as shown above unless extended or earlier terminated by the Company, are described in the applicable Offers to Purchase for Cash and Consent Solicitations Statement (the “Offers to Purchase Statement”) and the related Letter of Transmittal and Consent, sent to holders of each of the series of TruPS listed above (the “Holders”). TruPS purchased in the Offers will be paid for on the settlement date for the applicable Offer, which, assuming the applicable Offer is not extended, will occur promptly after the applicable Expiration Time.
     Each of the Offers is conditioned on receipt of consent of the relevant Holders sufficient to approve proposed amendments to the applicable indenture governing the note underlying the relevant series of TruPS and the applicable trust agreement of the applicable issuing trust so as to permit the consummation of the relevant Offer. Holders may not tender their TruPS without also delivering their consents and may not deliver their consents without also tendering their TruPS. Holders may withdraw tendered TruPS and revoke the related consent at any time prior to the applicable Expiration Time. The non-publicly traded TruPS are in most cases held of record by trustees or nominees on behalf of the holders of beneficial or other interests in the TruPS and the consent or tender by these record holders may be subject to receipt of instructions from the respective beneficial owners or may be limited by the terms of the applicable governing documents. Consummation of each Offer is also conditioned upon the Company’s receipt of net proceeds from an offering, sale of assets or other transaction (a “Financing Transaction”)

sufficient to purchase the TruPS that are validly tendered and not withdrawn (the “Financing Condition”) and the approval, to the extent required, by banking regulators of (i) our payment of the purchase price for the TruPS that are validly tendered and not withdrawn and (ii) the Financing Transaction. The Company has reserved the right to waive any condition to any Offer.
     Each of the Offers is a separate offer and consent solicitation, independent from the other Offers. If any of the Offers are not accepted, the Company may, subject to certain conditions, proceed to consummate the Offers that are accepted or may determine not to consummate any of the Offers.
     The Company is exploring a variety of options for raising the funds necessary to satisfy the Financing Condition. However, there is no assurance that the Financing Condition will be satisfied. The Company’s ability to consummate a Financing Transaction, as well as the timing of any such transaction, is highly uncertain. If the Company does consummate a Financing Transaction, that transaction may not occur until after the applicable Expiration Time, which would require us to extend the Expiration Time of the applicable Offers.
     This filing is for informational purposes only and is not an offer to purchase, a solicitation of an offer to purchase or a solicitation of consent with respect to any securities. The offers to purchase and consent solicitations are being made solely pursuant to the Offers to Purchase and the related Letter of Transmittal and Consent, which set forth the complete terms of the offers to purchase and consent solicitations.
Forward-Looking Statements
     This filing contains certain “forward-looking” statements relating to the Offers and to a Financing Transaction. These forward-looking statements are subject to various risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. Such risks and uncertainties include, but are not limited to, the Company’s ability to complete a Financing Transaction on favorable terms, if at all, the receipt of consents and tenders from Holders of the TruPS sufficient to approve the proposed amendments to the applicable indenture governing the note underlying the relevant series of TruPS and such other factors as are described in greater detail in the Company’s filings with the Securities and Exchange Commission, including, without limitation, Item 1A. Risk Factors of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and of the Company’s Quarterly Reports on Form 10-Q for the quarters ending March 31, 2009, June 30, 2009 and September 30, 2009. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2010	BANKATLANTIC BANCORP, INC.
	By:	/s/ Valerie C. Toalson
Valerie C. Toalson
Executive Vice President - Chief Financial Officer